THIRD AVENUE VALUE FUND
                        THIRD AVENUE SMALL-CAP VALUE FUND
                          THIRD AVENUE HIGH YIELD FUND

       Supplement dated June 30, 1998 to Prospectus dated February 1, 1998

THE FOLLOWING INFORMATION SUPPLEMENTS THE FUNDS' PROSPECTUS DATED FEBRUARY 1, 1998.

Third Avenue Value Fund is closed to new investors effective July 16, 1998, except for eligible investors described below. From and after July 15, 1998, (i) shareholders of Third Avenue Value Fund as of the close of business on July 15, 1998, (ii) discretionary investment advisers that invest through existing omnibus accounts at a financial intermediary, (iii) clients of a financial intermediary which has an asset allocation program of which Third Avenue Value Fund is an investment option on July 15, 1998, and (iv) qualified defined contribution retirement plans (e.g., 401(k) plans and profit sharing plans), 403(b) plans and 457 plans that invest through existing omnibus accounts at a financial intermediary, may continue to make additional purchases and to reinvest dividends and capital gain distributions in existing accounts. Once an account is closed, additional investments will not be accepted.

Except as otherwise noted, these restrictions apply to investments made directly with Third Avenue Value Fund and investments made through financial intermediaries. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. Third Avenue Value Fund may resume sales of shares to new investors at some future date, but it has no present intention to do so.

THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH OF THE SECTION ENTITLED "FOREIGN SECURITIES" OF THE FUNDS' PROSPECTUS DATED FEBRUARY 1, 1998.

Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue High Yield Fund may invest in foreign securities. Each Fund's foreign securities investments will have characteristics similar to those of domestic securities selected for the Fund. Each Fund intends to limit its investments in foreign securities to companies issuing U.S. dollar-denominated American Depository Receipts or who, in the judgment of the Adviser, otherwise provide financial information which provides the Adviser with substantively similar financial information as SEC disclosure requirements. By limiting their investments in this manner, the Funds seek to avoid investing in securities where there is no compliance with SEC requirements to provide public financial information, or such information is unreliable as a basis for analysis.